Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Mitchell M. Cox, Chief Executive Officer of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 20, 2007


                                                   /s/ Mitchell M. Cox
                                                   -----------------------------
                                                   Mitchell M. Cox,
                                                   Chief Executive Officer of
                                                   Dow 30(SM) Premium & Dividend
                                                   Income Fund Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dow 30(SM) Premium & Dividend Income Fund Inc. and will be retained by Dow 30(SM) Premium & Dividend Income Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 20, 2007


                                                   /s/ Donald C. Burke
                                                   -----------------------------
                                                   Donald C. Burke,
                                                   Chief Financial Officer of
                                                   Dow 30(SM) Premium & Dividend
                                                   Income Fund Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dow 30(SM) Premium & Dividend Income Fund Inc. and will be retained by Dow 30(SM) Premium & Dividend Income Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.